UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2023 (February 12, 2023)

Bath & Body Works, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-8344	31-1029810
(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH	43230
(Address of principal executive offices)	(Zip Code)

(614) 415-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BBWI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2023, the Board of Directors (the “Board”) of Bath & Body Works, Inc. (the “Company”) appointed Lucy Brady as an independent director of the Company.

Ms. Brady has served as President, Grocery & Snacks at Conagra Brands since 2022, leading the ongoing modernization and growth of Conagra’s $5 billion grocery and snacks portfolio. Before that, Ms. Brady served as Senior Vice President and Chief Digital Customer Engagement Officer of McDonald’s Corporation, overseeing some of its most significant growth drivers, including delivery, loyalty, digital ordering and pickup and personalized communications. She also previously served as McDonald’s Senior Vice President of Corporate Strategy, Business Development and Innovation.

Ms. Brady will receive the standard compensation payable to non-employee directors of the Company, which are described in the Company’s 2022 proxy statement filed with the U.S. Securities and Exchange Commission on March 31, 2022. Ms. Brady has not been named to any committees of the Board at this time.

There is no arrangement or understanding between Ms. Brady and any other person pursuant to which she was selected as a director. Ms. Brady has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On February 13, 2023, the Company issued a press release with respect to the appointment of Ms. Brady to the Board, a copy of which is furnished with this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and incorporated into this Item 7.01 by reference. The information in this Item 7.01 of this Current Report (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1	Press Release of Bath & Body Works, Inc., dated February 13, 2023.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATH & BODY WORKS, INC.

Date: February 13, 2023	By:	/s/ Michael C. Wu
	Name:	Michael C. Wu
	Title:	Chief Legal Officer and Corporate Secretary